Exhibit 10.17
Summary of the Registrant's Compensatory Arrangements with Executive Officers

Name and Title                         Base Salary for 2012 (effective April 1, 2012)

Paul Sagan                           $776,250
President and CEO

J. Donald Sherman                         $459,023
Senior Vice President - Chief Financial Officer

Debra Canner                             $305,000
Senior Vice President - Human Resources

Melanie Haratunian                         $365,000
Senior Vice President and General Counsel

Robert Hughes                             $459,023
Executive Vice President - Global Sales, Services and Marketing

Tom Leighton                             $20,000
Chief Scientist